EQ ADVISORS TRUSTSM

EQ/REAL ESTATE PLUS PORTFOLIO

SUPPLEMENT DATED FEBRUARY 8, 2013 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2012, AS REVISED FEBRUARY 8, 2013

This Supplement updates information contained in the Summary Prospectus dated May 1, 2012, as revised February 8, 2013 of the EQ/Real Estate PLUS Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about changes to the Portfolio’s investment strategy.

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As of the date of this supplement, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2012, as revised February 8, 2013; and Statement of Additional Information (“SAI”), dated May 1, 2012, as supplemented May 15, 2012, January 22, 2013 and February 8, 2013, and the Portfolio‘s audited financial statements included in its annual report to shareholders dated December 31, 2011, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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The sixth paragraph of the section of the Prospectus “Investments, Risks, and Performance – Principal Investment Strategy” is hereby deleted and replaced with the following information:

The Active Allocated Portion normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The Active Allocated Portion may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Active Allocated Portion will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.